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                                                             OMB APPROVAL
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                    CHRISKEN PARTNERS CASH INCOME FUND L.P.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
                Units of Limited Partnership Interest ("Units")
--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
                                  35,965 Units
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                      N/A
--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
                                   $6,914,153
--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)


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December 7, 2004


RE:      ChrisKen Partners Cash Income Fund, L.P.
         Gold Coast Self-Storage, Ltd.

Dear ChrisKen Partner:

Attached is a Supplement to the Proxy Statement that we previously sent you. The Supplement describes a December 3, 2004 amendment to the real estate purchase agreement for Gold Coast Self-Storage, Ltd. (the amendment accompanies the Supplement). As you will note, the amendment moves our closing date to January 2005. Because of the short period of time for you to consider the amendment, we also have moved the meeting date form December 13, 2004 to December 20, 2004. Management continues to recommend that you vote for the sale of Gold Coast on the terms describes. For your convenience, another proxy card is enclosed. You should use this card if you have not yet voted or if you have already mailed in a proxy card, but wish to change your vote.

If you have questions related to the proxy material, please contact Muriel Hampton at: 312-454-1626 x 107.

Sincerely,
ChrisKen Income Properties, Inc.

/s/ John F. Kennedy
-------------------
John F. Kennedy
President

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                     CHRISKEN PARTNERS CASH INCOME FUND L.P.
                             345 North Canal Street
                                Chicago, IL 60606

              NOTICE OF SPECIAL MEETING AND SOLICITATION OF PROXIES

To the Limited Partners of ChrisKen Partners Cash Income Fund L.P.

         NOTICE IS HEREBY GIVEN to limited partners ("Limited Partners") holding units of limited partnership interest ("Units") in ChrisKen Partners Cash Income Fund L.P., a Delaware limited partnership (the "Partnership") that ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership has called a Special Meeting of the Limited Partners. Because, on December 3, 2004, the Partnership agreed to amend the Purchase Agreement (as defined below) to delay the proposed sale of its last property, Gold Coast Storage, to January of 2005, the Managing General Partner is delaying the meeting from 4:00 p.m. CST on December 13, 2004 to 4:00 p.m. CST on December 20, 2004. The Special Meeting will be held at the offices of the Partnership at 345 North Canal Street, Chicago, IL 60606. The amendment and a supplement to the Partnership's Proxy Statement accompany this Notice.

         At the Special Meeting, Limited Partners will vote upon the proposal to:

              Sell Gold Coast Storage, one of the Partnership's two properties, to a third party purchaser (the "Purchaser") pursuant to the Real Estate Purchase Agreement, dated September 14, 2004, as amended on October 29, November 1, November 2 and December 3, 2004 by and between the Purchaser and the Partnership (collectively, the "Purchase Agreement"), and thereafter terminate, dissolve and liquidate the Partnership.

         Pursuant to the terms of the Purchase Agreement, aggregate consideration to be paid for Gold Coast Storage is Six Million Nine Hundred Fourteen Thousand One Hundred Fifty-Three Dollars ($6,914,153), plus or minus prorations and credits (the "Purchase Price"), which consideration will be paid in cash. If Gold Coast Storage is sold, the Managing General Partner intends to distribute substantially all of the net sale proceeds to the Limited and General Partners in accordance with the Partnership's Agreement of Limited Partnership, as amended to date, less an amount withheld to satisfy expected remaining Partnership obligation amounts, if any, remaining after satisfaction of Partnership obligations, will be distributed to Limited Partners in final liquidation. If this sale is not approved, any future sale of Gold Coast Storage also will require the approval of a majority of the Limited Partners.

         Limited Partners holding a majority of the outstanding Units must approve the sale of Gold Coast Storage. Only Limited Partners of record at the close of business on November 15, 2004 (the "Record Date") are entitled to notice of the solicitation of proxies and to vote for or against the sale of Gold Coast Storage. At the Record Date, there were 35,965 Units outstanding. In order to be valid, all proxies must be received by the time set for the Special Meeting on December 20, 2004 (unless such date or time is extended). You may revoke your proxy by sending written notice of revocation or by sending a later dated proxy containing different instructions if received by the Partnership on or before the time set for the Special Meeting. If, after sending in your proxy, you decide to attend the Special Meeting, you can revoke your proxy at that time and vote in person.

         YOUR VOTE IS IMPORTANT--PLEASE READ THE PROXY STATEMENT CAREFULLY AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING SELF-ADDRESSED, POSTAGE-PAID ENVELOPE. Another proxy card accompanies this Notice. You may use it if you have not yet voted or if you wish to change your vote. If you sign your proxy card, but you do not specifically mark the "AGAINST" or "ABSTAIN boxes, you will be treated as voting "FOR" the sale of Gold Coast Storage.

Dated: December 7, 2004
                                       CHRISKEN INCOME PROPERTIES, INC.,
                                       Managing General Partner
                                       By:  John F. Kennedy
                                            President

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                     CHRISKEN PARTNERS CASH INCOME FUND L.P.
                             345 North Canal Street
                                Chicago, IL 60606

                       Special Meeting Of Limited Partners
                To Be Held at 4:00 p.m. CST on December 20, 2004

                       SUPPLEMENT NO. 1 TO PROXY STATEMENT

         This Supplement No. I to Proxy Statement (the "Supplement") is being furnished to limited partners ("Limited Partners") holding units of limited partnership interest ("Units") in ChrisKen Partners Cash Income Fund L.P. (the "Partnership"), in connection with the solicitation of proxies ("Proxies") by ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership (the "Managing General Partner"). The Managing General Partner will vote all proxies it receives at a Special Meeting of the Partnership. Because we agreed to amend the Purchase Agreement (as defined below) so that the proposed sale of our last property, Gold Coast Storage, to January of 2005, we are delaying the meeting from 4:00 p.m. CST on December 13, 2004 to 4:00 p.m. CST on December 20, 2004 (unless such date or time is extended. The meeting will be held at the Partnership's offices located at 345 North Canal Street, Chicago, IL 60606. The Partnership's telephone number is (312) 454-1626.

         As stated above, at the Special Meeting, Limited Partners will be asked to consider and act upon the proposal to sell Gold Coast Storage, the last of the Partnership's two properties, to Warburg-StorageMart Partners, L.P., a Delaware Limited Partnership (the "Purchaser"). The sale of Gold Coast Storage is being made pursuant to the Real Estate Purchase Agreement, dated as of September 14, 2004, as amended on October 29, November 1, November 2, and, most recently, as amended on December 3, 2004, by and between the Purchaser and the Partnership (collectively, the "Purchase Agreement"). If the sale is approved Partnership will thereafter terminate, dissolve and liquidate.

         This Supplement describes the December 3, 2004, fourth amendment to the Purchase Agreement (the "Fourth Amendment"). A copy of the Fourth Amendment accompanies this Supplement No. 1. The Fourth Amendment (1) delays the closing date to on or about January 21, 2005, but in no event prior to January 7, 2005;
(2) increases the amount of escrow deposit made by the Purchase from $200,000 to $300,000; and requires the Purchaser to pay to the Partnership a fee of $7,500 to cover administrative costs associated with the delay. Additionally, the representations and warranties made by the Partnership to the Purchase will continue to expire on or about December 1, 2005, which shortens the expiration from one year from closing to approximately one year from the original scheduled closing of December 15, 2004. No other provisions of the Purchase Agreement have been changed. As a result of the approximately four-week postponement of the closing, the sale will not be recognized for tax purposes until 2005.

         The Purchase Agreement is included as an exhibit to the Partnership's Quarterly Report on Form 10-QSB for the period ended September 30, 2004, which was mailed to Limited Partners with the Proxy Statement on or about November 22, 2004. A description of the Purchase Agreement is included in the Section of the Partnership's Definitive Proxy Statement on Schedule 14A entitled "THE SALE OF GOLD COAST STORAGE," which also was mailed previously to Limited Partners. See "ADDITIONAL INFORMATION," for information on how to obtain copies of the Form 10-QSB and the Definitive Proxy Statement.

         The Partnership's Agreement of Limited Partnership, as amended to date (the "Partnership Agreement") requires that the Limited Partners vote on the proposed sale and subsequent dissolution and liquidation of the Partnership. Upon completion of the sale of Gold Coast Storage, the Partnership will be terminated and dissolved and thereafter liquidated. Accordingly, approval of the sale of Gold Coast Storage will also be a vote for termination, dissolution and liquidation of the Partnership. If the sale is not approved, the Managing General Partner will continue to market Gold Coast Storage. Any future sale of Gold Coast Storage also will require the approval of a majority of the Limited Partners.

         Limited Partners holding a majority of the outstanding Units must approve the sale of Gold Coast Storage. Only Limited Partners of record at the close of business on November 15, 2004 (the "Record Date") are entitled to notice of the solicitation of proxies and to vote for or against the sale of Gold Coast Storage. At the Record Date, there were 35,965 Units outstanding.

         The Managing General Partner has carefully considered the sale of Gold Coast Storage and has concluded that the sale of Gold Coast Storage is in the best interests of the Partnership and the Limited Partners. Accordingly, the Managing General Partner recommends that the Limited Partners vote "FOR" the sale of Gold Coast Storage.

         In order to be valid, all proxies must be received by the time set for the Special Meeting. A proxy may be revoked by written notice of revocation or by a later dated proxy containing different instructions received on or before the time set for the Special Meeting. If, after sending in your proxy, you decide to attend the Special Meeting, you can revoke your proxy at that time and vote in person.

         Because your vote in important, we are enclosing an additional proxy card for you to use if you have not yet voted or if you wish to change your vote. Use this proxy card if you have not yet voted or you wish to change your vote. Otherwise, no additional action is required.

         This Supplement No. 1 to Proxy Statement, Amendment No. 4 to the Purchase Agreements and the accompanying proxy card are first being mailed to Limited Partners on or about December 7, 2004.

    The date of this Supplement No. 1 to Proxy Statement is December 7, 2004.

                              AVAILABLE INFORMATION

         The Partnership files reports, statements and other information with the Securities and Exchange Commission (the "Commission") pursuant to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such reports, statements and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and should be available at the Commission's regional office at 500 West Madison, 14th Floor, Chicago, Illinois 60661-2511. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material may also be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov."

         The Commission permits the Partnership to "incorporate by reference" information into this Proxy Statement, which means that the Partnership can disclose important information to Limited Partners by referring them to another document filed separately with the Commission. The information incorporated by reference is deemed to be a part of this Proxy Statement, except for any information superseded by information in this Proxy Statement. The following documents, which have been filed with the Securities and Exchange Commission, contain important information about the Partnership and its financial condition and are hereby incorporated herein by reference:

         (i) The Partnership's Annual Report on Form 10-KSB for the year ended December 31, 2003 (Commission File No. 0-17602);

         (ii) The Partnership's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2004 (Commission File No. 0-17602);

         (iii) The Partnership's Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

         (iv) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since September 30, 2004.

         The Partnership also hereby incorporates by reference all additional reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act that it may file with the Commission between the date of this Proxy Statement and the date of action by Proxy. Limited Partners may obtain any of the documents incorporated by reference through the Partnership or the Commission. Documents incorporated by reference are available from the Partnership without charge, excluding all exhibits unless such exhibits have been specifically incorporated by reference in this Proxy Statement. Limited Partners may obtain documents incorporated by reference in this Proxy Statement by requesting them in writing
Attn: Muriel Hampton, or by calling (312) 454-1626, Ext. 107.

         If you would like to request documents from the Partnership, please do so by December 10, 2004 to receive them before the Special Meeting.

                                          CHRISKEN INCOME PROPERTIES, INC. II
                                          Managing General Partner
                                          By:  John F. Kennedy
                                                 President

                     CHRISKEN PARTNERS CASH INCOME FUND L.P.

THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGING GENERAL PARTNER.

         The undersigned hereby (1) acknowledges receipt of the Notice of Special Meeting of Limited Partners (the "Special Meeting") of ChrisKen Partners Cash Income Fund L.P., a Delaware limited partnership (the "Partnership"), to be held at the offices of the Partnership, 345 North Canal Street, Chicago, IL 60606 at 4:00 p.m. CST on December 20, 2004 and the Proxy Statement in connection therewith and (2) appoints John F. Kennedy as the lawful attorney and proxy of the undersigned, with full power of substitution for and in the name, place, and stead of the undersigned, to vote upon and act with respect to all of the units of limited partnership interest (the "Units"), of the Partnership standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act, at the Special Meeting and at any adjournments or postponements thereof.

         The undersigned directs that this proxy be voted as follows:

(1)      To consider and vote upon a proposal to:

              Sell Gold Coast Storage, the last of the Partnership's two properties, to Warburg StorageMart, LLC (the "Purchaser"), pursuant to the Real Estate Purchase Agreement, dated September 14, 2004, as amended on October 29, November 1, November 2 and December 3, 2004, by and between the Purchaser and the Partnership and thereafter terminate, dissolve and liquidate the Partnership.

                 /  /  FOR           /  /  AGAINST          /  /  ABSTAIN

         In his discretion, said attorney and proxy is authorized to vote upon any other matters or proposals not known at the time of solicitation of this proxy which may properly come before the Special Meeting or any adjournments or postponements thereof.

         THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

         The undersigned hereby revokes any proxy heretofore given to vote or act with respect to the Units and hereby ratifies and confirms all that the proxy may lawfully do by virtue hereof.

         If the proxies named herein shall be present at the Special Meeting or at any adjournments or postponements thereof, the proxy shall exercise all of the powers hereby given.

         Please date, sign, and mail this proxy in the enclosed envelope. No postage is required.

                                   Dated

                                   ---------------------------------------, 2004

                                   ---------------------------------------------
                                             Please Print Name(s) Here

                                   ---------------------------------------------
                                                   Signature

                                   ---------------------------------------------
                                            Signature (if held jointly)

                                   Please date this proxy and sign your name.
                                   Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

               FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

         This Fourth Amendment to Real Estate Purchase Agreement ("Amendment") is made and entered into as of the 3rd day of December, 2004, by and between WARBURG-STORAGEMART PARTNERS, L.P. ("Buyer" or "Purchaser") and CHICAGO I SELF-STORAGE, LTD., an Illinois limited partnership ("Seller").

         This Amendment is made in view of the following facts:

A. Seller and Buyer entered into a Real Estate Purchase Agreement dated as of September 14, 2004 (the "Contract"). Capitalized terms used herein but not defined herein shall have the meanings given them in the Contract.

B. Seller and Buyer entered into an amendment to the Contract pursuant to a letter dated October 29, 2004, executed by counsel for Seller and Buyer (the "First Amendment"), pursuant to a letter dated November 1, 2004, executed by counsel for Seller and Buyer (the "Second Amendment"), and pursuant to a Third Amendment to Real Estate Purchase Agreement dated November 2, 2004 (the "Third Amendment").

C. Seller and Buyer desire to amend the Contract further in certain respects.

         NOW THEREFORE, Seller and Buyer agree as follows:

         1. CLOSING DATE: Notwithstanding the provisions of section 2(c) of the Contract or any other provisions of the Contract, the Closing shall occur on January 21, 2005; provided, however, that the Closing shall occur prior to January 21, 2005, but under no circumstances prior to January 7, 2005, if Purchaser gives written notice to Seller of an earlier date for Closing, which notice shall be given at least three (3) business days prior to the proposed date for Closing.

         2. ADDITIONAL EARNEST MONEY: Within three (3) business days after the final execution of this Amendment by Seller and Purchaser, Purchaser shall deposit an additional $100,000 of Earnest Money, thereby making the Earnest Money total $300,000.

         3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES: Notwithstanding the provisions of section 4 of the Contract or any other provisions of the Contract, the Seller's representations and warranties contained in the Contract shall survive the Closing until December 1, 2005; provided, however, that all such representations and warranties shall survive until the final resolution of any dispute relating thereto if Purchaser in good faith notifies Seller in writing of a claimed breach or default by December 1, 2005.

         4. AMENDMENT TO SECTION 8: Section 8 of the Contract is amended by deleting existing section 8 in its entirety and replacing it with the following:

         In addition to all other conditions to Seller's obligations in this Agreement, Seller and Purchaser agree that Seller's obligation to proceed with Closing is subject to Seller securing all approvals necessary from its limited partners, which approvals Seller shall use all reasonable efforts to timely obtain after the expiration of the Investigation Period. If Seller is unable to obtain these approvals on or before December 31, 2004, Seller may terminate this Agreement by providing written notice to Purchaser, and in such event the Earnest Money shall be returned to Purchaser.

         5. COST PAYMENT: Within three (3) business days after the final execution of this Amendment by Seller and Purchaser, Purchaser shall pay directly to Seller's general partner the amount of $7,500 toward costs that will be incurred by Seller in connection with obtaining limited partner consent as described in Section 8 of the Contract.

         6. RATIFICATION: Subject to the foregoing modifications, and subject to the modifications contained in the First Amendment, the Second Amendment, and the Third Amendment, Buyer and Seller ratify and reaffirm the Contract. No amendments to the Contract are intended by Buyer and Seller except as specifically stated herein.

         IN WITNESS WHEREOF, the Buyer and Seller have executed this Amendment as of the 3rd day of December, 2004.

                                  WARBURG-STORAGEMART PARTNERS, L.P.

                                  By:  SMP Management, L.L.C.,
                                       General Partner

                                       By:    /s/ P. Crismon Burnam
                                              P. Crismon Burnam, Manager


                                  CHICAGO I SELF-STORAGE, LTD.

                                  By: Chrisken Partners Cash Income Fund, L.P., General Partner

                                       By:    Chrisken Income Properties, Inc.,
                                              Managing General Partner

                                              By:     /s/ John F. Kennedy
                                              Name:   John F. Kennedy, President